UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                      PUBLICARD, INC.

     (Name of Registrant as Specified In Its Charter)


(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[x]  No fee required
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     11.

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               N/A

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              computed pursuant to Exchange Act Rule 0-11 (Set forth
              the amount on which the filing fee is calculated and state how it was determined):

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 November 11, 1999




 Dear Shareholder:

   You are cordially invited to attend the 1999 Annual Meeting of Shareholders of PubliCARD, Inc. to be held on Monday, December 13, 1999 at the Peninsula Hotel in New York, New York. The meeting will begin with a report on company operations, followed by discussion and voting on the matters set forth in the attached notice of the 1999 Annual Meeting of Shareholders.

   As you know, PubliCARD has embarked on an exciting new strategy designed to capitalize on the worldwide explosion in the use of chip card technology and this meeting will include an exhibition of the Company's many chip card based technology products. This exhibition will be open one hour before and after the formal proceedings associated with the Annual Meeting.

   You will be able to get hands on experience with many of the innovative products and services your company is developing. Our staff will be on hand to explain our technology and its many applications. For example, you will be able to surf the web protected by SmartGuardian , our award-winning web filtering product designed for the public library and school markets. You will see first hand how PubliCARD is working with industry leading companies in revolutionizing the cable set top box market, and see how we are helping retailers generate customer loyalty and sales through the use of chip technology.

   These are only a few examples of our products and I would urge you to attend the Annual Meeting to get an understanding of the breadth and depth of the technology that we are developing and deploying today.

   Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed envelope. We look forward to seeing you at the Annual Meeting.

                              Sincerely,


                              /s/ Harry I. Freund
                              Harry I. Freund
                              Chairman



 Notice of 1999 Annual Meeting of Shareholders



  November 11, 1999


 To the Shareholders of PubliCARD, Inc.

  NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of PubliCARD, Inc. (the "Company") will be held at the Peninsula Hotel, 700 Fifth Avenue, New York, New York on Monday, December 13, 1999 at 10:00 a.m. for the following purposes:


 1. To elect seven directors to hold office until the annual meeting of shareholders to be held in 2000 and until their respective successors shall be duly elected and qualified;

 2. To consider and act upon a proposal to approve the Company's 1999 Long-Term Incentive Plan.

 3. To consider and act upon a proposal to approve the Company's 1999 Stock Option Plan for Non-employee Directors.

 4. To ratify the selection of Arthur Andersen LLP as auditors for the fiscal year ending December 31, 1999; and

 5. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on October 28, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments.


                                   By Order of the Board of Directors



                                   /s/ Antonio L. Delise
                                   Antonio L. DeLise, Secretary


 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO ATTEND AND VOTE AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.
                               PUBLICARD, INC.
                              620 Fifth Avenue
                             Rockefeller Center
                             New York, NY 10020

                               (212) 489-8021



                              PROXY STATEMENT

                      ANNUAL MEETING OF SHAREHOLDERS
                            December 13, 1999

  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PubliCARD, Inc., a Pennsylvania corporation (the "Company" or "PubliCARD"), to be voted at the 1999 Annual Meeting of Shareholders of the Company referred to in the foregoing Notice (the "Annual Meeting"). This proxy statement and accompanying material are being mailed on or about November 16, 1999.

           RECORD DATE AND VOTING SECURITIES

  Only holders of the Company's common stock (the "Common Stock") of record at the close of business on October 28, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 21,747,309 shares of Common Stock, par value $.10 per share. Each outstanding share of Common Stock entitles the record holder to one vote on each matter.

                   VOTING PROCEDURES

  In order for any business to be conducted at the Annual Meeting, holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by proxy. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions and broker non-votes are counted in tabulations of the votes cast on proposals presented to shareholders, and have the same affect as a vote against a particular proposal.

  All proxies received pursuant to this solicitation will be voted, and, where a choice is specified as to the proposals described in the foregoing Notice, they will be voted in accordance with that specification. If no choice is specified with respect to any proposal, the proxy will be voted in favor of such proposal. Shareholders who execute proxies may revoke them at any time before they are voted either by delivering to the Secretary of the Company written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

           COST OF SOLICITING MANAGEMENT PROXIES

  The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. In order to support the Board of Directors' nominees and the other proposals herein and to help ensure the presence of a quorum, the Company has retained the services of D.F. King & Co., Inc. as proxy solicitor to assist in the solicitation of proxies for the Annual Meeting. The fees payable to D.F. King & Co., Inc. in connection with this solicitation are estimated to be $10,000. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to their principals and obtaining their proxies. Accompanying this proxy statement is a copy of the Company's 1998 Annual Report and the Company's quarterly report for the fiscal quarter ended September 30, 1999.

                 SHAREHOLDER PROPOSALS

  Any proposals by shareholders of the Company intended to be included in the Company's Proxy Statement relating to the Company's 2000 Annual Meeting of Shareholders must be in writing and received by the Company at its principal executive office no later than February 10, 2000.

                          PROPOSAL 1.

                   ELECTION OF DIRECTORS

  At the Annual Meeting, seven directors are to be elected to hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. In order to be elected, each nominee must receive a plurality of the votes cast at the Annual Meeting.

  Unless otherwise directed, proxies given to the persons named in the enclosed proxy pursuant to this solicitation will be voted for the election as directors of Messrs. Freund, Goldsmith, Cohn, Herman, Rottinghuis, Schafran and Tyabji. If any such nominee should become unavailable for any reason, which the Board of Directors has no reason to anticipate, the proxy holders reserve the right to substitute another person of their choice in his place.

  The Company currently has six directors, five of whom were elected at the Annual Meeting of Shareholders held on June 14, 1998. Mr. Tyabji became a director by action of the Board of Directors on March 16, 1999. All directors serve until the next election of directors or until their successors have been elected and have qualified. All of the persons named in the enclosed proxy are currently directors of the Company except Mr. Rottinghuis who is a nominee to the Board of Directors. See "Employment and Change in Control Agreements."

  Set forth below as to each director nominated for reelection as a director of the Company is information regarding age (as of October 31, 1999), position with the Company, principal occupation, business experience, period of service as a director of the Company and directorships currently held.

  HARRY I. FREUND: Age 59; Director of PubliCARD since April 12, 1985, Chairman of the Board of Directors since December 1985 and Chairman of PubliCARD since October 1998. Since 1975, Mr. Freund has been Chairman of Balfour Investors Inc., a merchant banking firm that had previously been engaged in a general brokerage business.

  JAY S. GOLDSMITH: Age 56; Director of PubliCARD since April 12, 1985,
 Vice Chairman of the Board of Directors since December 1985 and Vice Chairman of PubliCARD since October 1998. Since 1975, Mr. Goldsmith has been President of Balfour Investors Inc.

  CLIFFORD B. COHN: Age 48; Director of PubliCARD since July 31, 1980, and was Vice President of Government Affairs of PubliCARD from April 1, 1982 to November 20, 1984. Since 1977, Mr. Cohn has been engaged in the private practice of law in Philadelphia, Pennsylvania. Mr. Cohn is a director of Leslie Fay Company Ltd.

  DAVID L. HERMAN: Age 86; Director of PubliCARD since April 12, 1985.
 Mr. Herman was President and Chief Executive Officer of PubliCARD from March 31, 1986 until March 8, 1995. Prior to 1986, Mr. Herman was an independent consultant advising clients on the reorganization of businesses and potential acquisitions.

  JAN-ERIK ROTTINGHUIS: Age 52; President and Chief Executive Officer of PubliCARD effective in early 2000. Prior to joining PubliCARD, since 1993, Mr. Rottinghuis had been employed by VeriFone, Inc., a subsidiary and part of the Internet Business Unit of Hewlett Packard Company, most recently as Vice President, Worldwide Sales. Prior to joining VeriFone, he was responsible for sales, marketing and business development with Polaroid Europe, acting as General Manager of Polaroid France and as Director of European Sales and Marketing. Prior to that, Mr. Rottinghuis held various positions in international marketing and business development for Wang Laboratories in Boston and France, and provided strategic management consultancy to the diverse clientele of Bain & Company, also in Boston.

  L.G. SCHAFRAN: Age 61; Director of PubliCARD since December 3, 1986.
 Mr. Schafran is the Managing General Partner of L.G. Schafran & Associates, a real estate investment and development firm established in 1984. He was Chairman of the Executive Committee of Dart Group Corporation from 1994 to October 1997 and a director of Dart (and its publicly-traded subsidiaries) from 1993 to October 1997. Mr. Schafran is a director of COMSAT Corporation, Discovery Zone, Inc. , Kasper A.S.L., LTD. and Tarragon Realty Advisors, Inc., and is Chairman of the Board of Delta-Omega Technologies, Inc.

  HATIM A. TYABJI: Age 54; Director of PubliCARD since March 16, 1999.
 Since September 1998, Mr. Tyabji has been the Chairman and Chief Executive Officer of Saraide.com, which provides mobile data services for the Internet and the wireless communications industry. Mr. Tyabji was the Chairman, Chief Executive Officer and President of VeriFone, Inc. from September 1986 until March 1998. Mr. Tyabji is a director of each of Deluxe Corporation, Best Buy, SmartDisk Corporation, Novatel Wireless and Ariba Technologies.

  The Board of Directors recommends a vote FOR each of Messrs. Freund, Goldsmith, Cohn, Herman, Rottinghuis, Schafran and Tyabji for election as directors of the Company.


     INFORMATION CONCERNING THE BOARD OF DIRECTORS

  Directors who are not officers of the Company are paid $2,500 per month for services as directors and, in addition, $750 per day for each meeting of the Board or of shareholders that they attended without regard to the number of meetings attended each day.

  James J. Weis, former President and Chief Executive Officer of the
 Company, resigned as a member of the Board of Directors on November 5, 1999.

  Messrs. Freund, Goldsmith and Herman are each party to an agreement with the Company providing for payments to them under certain circumstances following a change in control of the Company. See "Employment and Change in Control Agreements."

  On March 8, 1995, following Mr. Herman's retirement as President of the Company, the Company and Mr. Herman entered into an informal Consulting Agreement pursuant to which Mr. Herman renders consulting services to the Board of Directors of the Company. The Consulting Agreement provides for a monthly consulting fee at a rate of $20,000 per year, payable in monthly installments. The services to be rendered to the Company by Mr. Herman include consultation on acquisitions and divestitures, litigation and other matters. The Consulting Agreement is terminable at any time by the Company or Mr. Herman.

  The Company and Balfour Investors Inc. ("Balfour"), are parties to a
 License Agreement, dated as of October 26, 1994, with respect to a portion of the office space leased by the Company in New York City. Messrs. Freund and Goldsmith are Chairman and President, respectively, and the only shareholders of Balfour. The term of the License Agreement commenced on January 1, 1995 and will expire on June 30, 2004, unless sooner terminated pursuant to law or the terms of the License Agreement. The License Agreement provides for Balfour to pay the Company an amount equal to 40% of the rent paid by the Company under its lease, including base rent, electricity, water, real estate tax escalations and operation and maintenance escalations. In addition, Balfour has agreed to reimburse the Company for 40% of the cost of insurance which the Company is obligated to maintain under the terms of its lease with respect to the premises. In November 1998, Balfour's share of rent and other costs was reduced to 20% due to an increase in the space utilized by the Company. The base rent payable by Balfour under the License Agreement is $4,030 per month.

  Directors of the Company are elected at each annual meeting of shareholders to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. Executive officers are elected to hold office until the first meeting of directors following the next annual meeting of shareholders or until their successors are sooner elected by the Board and qualified.

  During 1998, there were 21 meetings of the Board of Directors of the Company. The Board of Directors has various committees, including an Audit Committee, a Compensation Committee, a Directors Compensation Committee, a Nominating Committee and a Technology Committee. During 1998, each of the Directors attended at least 75% of the total number of meetings held by the Board of Directors and the committees of which he was a member.

  The Audit Committee of the Board of Directors reviews with the Company's independent public accountants the plan and scope of the audit for each year, as well as the results of each audit when completed and the accountants' fee for services performed. The Audit Committee also reviews with management and with the independent accountants the Company's internal control procedures. The Audit Committee is composed of members of the Board of Directors who are not otherwise officers or employees of the Company. The present members of the Audit Committee are L. G. Schafran (Chairman), Clifford B. Cohn and David
 L. Herman.  The Audit Committee met once during 1998.

  The Compensation Committee of the Board of Directors, which consists entirely of outside directors, reviews the compensation of key employees of the Company. The present members of the Compensation Committee are David L. Herman (Chairman), Clifford B. Cohn and L. G. Schafran. The Compensation Committee met once during 1998.

  The Directors Compensation Committee of the Board of Directors reviews the compensation of directors of the Company. The present members of the Directors Compensation Committee are David L. Herman (Chairman), Clifford B. Cohn and L. G. Schafran. The Directors Compensation Committee did not meet during 1998.

  The Nominating Committee of the Board of Directors advises and makes recommendations to the Board of Directors on the selection of candidates as nominees for election as directors. The members of the Nominating Committee are David L. Herman (Chairman), Jay S. Goldsmith and Clifford B. Cohn. The Nominating Committee met once during 1998. The Nominating Committee will consider nominees recommended by shareholders pursuant to procedures described in "Shareholder Nominations."

  In 1998, the Company established a Technology Committee comprised of board members together with invited leading industry experts drawn from both commerce and academia. The primary functions of the Technology Committee are to provide the Company with advice and counsel on the future technological and commercial trends in the smart card industry, plan PubliCARD's technological strategy, review and plan the Company's overall corporate strategy, direct the Company's continuing acquisition strategy and develop synergies among the Company's subsidiaries. The current members of the Technology Committee are Hatim A. Tyabji (Chairman), Clifford B. Cohn and L.
 G. Schafran. In addition to board member representation, Professor Zehev Tadmor, a Distinguished Institute Professor at Technion - Israel Institute of Technology also serves on the Technology Committee. The Technology Committee met once during 1998.


                SHAREHOLDER NOMINATIONS

  Nominations for election of directors may be made by any shareholder entitled to vote for the election of directors, provided that written notice (the "Notice") of such shareholder's intent to nominate a director at the meeting is given by the shareholder and received by the Secretary of the Company in the manner and within the time specified herein. The Notice shall be delivered to the Secretary of the Company not less than 14 days nor more than 50 days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than 21 days notice of the meeting is given to shareholders, the Notice shall be delivered to the Secretary of the Company not later than the earlier of the seventh day following the day on which notice of the meeting was first mailed to shareholders or the fourth day prior to the meeting. In lieu of delivery to the Secretary of the Company, the Notice may be mailed to the Secretary of the Company by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the Secretary of the Company.

  The Notice shall be in writing and shall contain or be accompanied by:

  (a)  the name and residence of the shareholder submitting the nomination;

  (b) a representation that such shareholder is a holder of record of the Company's voting stock and intends to appear in person or by proxy at the meeting to nominate the persons specified in the Notice;

  (c) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the rules and regulations established by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (or pursuant to any successor act or regulation) had proxies been solicited with respect to such nominee by the management or Board of Directors of the Company;

  (d) a description of all arrangements or understandings among such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which such nomination or nominations are to be made by the shareholder; and

  (e) the consent of each nominee to serve as director of the Company if so elected.

  Unless a judge or judges of election shall have been appointed pursuant to the By-Laws, the Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any nomination made at the meeting was not made in accordance with the foregoing procedures and, in such event, the nomination shall be disregarded. Any decision by the Chairman of the meeting shall be conclusive and binding upon all shareholders of the Company for any purpose.

                        PRINCIPAL SHAREHOLDERS

  The following table sets forth as of October 15, 1999 the beneficial ownership of the Company's Common Stock by each person who owns of record or is known by the Company to own beneficially more than 5% of the Common Stock of the Company, all directors, nominees and executive officers individually and all directors, nominees and executive officers as a group. All information with respect to beneficial ownership has been furnished to the Company by the respective shareholders of the Company.





 Name                   Position     Beneficial Ownership       Percent
                                     of Shares of Common      of Class(1)
                                       Stock as of
                                     October 15, 1999 (1)

 Taube Hodson Stonex       N/A              2,720,000  (2)       12.5%
 Partners Limited
 27 St. James Place
 London SW1A INR
 United Kingdom


 Harry I. Freund         Director and        2,323,955  (3)      10.1%
 c/o Balfour             Chairman of
 Investors, Inc.         the Board
 620 Fifth Avenue
 Rockefeller Center
 New York, NY 10020


 Jay S. Goldsmith        Director and      2,349,174  (4)        10.2%
 c/o Balfour             Vice Chairman of
 Investors, Inc.         the Board
 620 Fifth Avenue
 Rockefeller Center
 New York, NY 10020


 Jan-Erik                                           -                 -
 Rottinghuis (5)

 James J. Weis           President, Chief    549,500  (6)         2.5%
                         Executive Officer
                         and Director (14)


 Clifford B. Cohn        Director             268,271  (7)        1.2%


 David L. Herman         Director             315,108  (8)        1.4%


 L.G. Schafran           Director             366,159  (9)        1.7%


 Hatim A. Tyabji         Director              30,000  (10)     Less
                                                               than 1%


 M. Richard              Executive Vice        50,000  (11)     Less
 Phillimore              President/Smart                       than 1%
                         Card Business


 Antonio L.              Vice President,      152,000  (12)     Less
 DeLise                  Chief Financial                       than 1%
                         Officer and Secretary


 All directors, nominees
 and officers as a group
 (9 persons)                                6,404,167  (13)     25.2%


(1) Calculated in accordance with Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.
(2) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission on October 11, 1999. Taube Hodson Stonex Partners Limited is a discretionary investment advisor to J. Rothschild Assurance Life Fund, St. James Place International Unit Trust, J. Rothschild Assurance Pension Fund, J. Rothschild International Assurance Managed Fund, J. Rothschild International Assurance U$ Managed Fund, TDG Funds Limited, GAM Worldwide Fund and The Partners Fund. Taube Hodson Stonex Partners has power to vote and direct the vote and power to dispose and direct the disposition of shares held by such funds.
(3) Includes shares of Common Stock which may be acquired by Mr. Freund within 60 days as follows: 541,912 shares through the exercise of stock options and 688,861 shares through the exercise of stock purchase warrants. Also includes 273,625 shares that may be deemed to be owned beneficially by Mr. Freund which are held by Balfour for its clients in discretionary accounts, as to which Mr. Freund disclaims beneficial ownership. Messrs. Freund and Goldsmith are Chairman and President, respectively, and the only shareholders of Balfour. The discretionary clients of Balfour have the sole power to vote and direct the vote of the shares held in their account. Balfour and its discretionary clients have shared power to dispose of or direct the disposition of the shares held in such clients' accounts. At present, Balfour has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Company's Common Stock for all of its discretionary clients. Also includes 13,000 shares that may be deemed to be owned beneficially by Mr. Freund which are held by the Balfour Defined Benefit Pension Plan ("the Plan"), for which Mr. Freund is a Trustee and Plan Administrator and in which he participates. Mr. Freund disclaims ownership of 5,850 shares of such 13,000 shares.
(4) Includes shares of Common Stock which may be acquired by Mr. Goldsmith within 60 days as follows: 541,912 shares through the exercise of stock options and 744,930 shares through the exercise of stock purchase warrants. Also includes 1,250 shares of Common Stock held by Mr. Goldsmith's spouse over which Mr. Goldsmith has shared voting and investment power but as to which he disclaims any beneficial interest, and includes 273,625 shares that may be deemed to be owned beneficially by Mr. Goldsmith which are held by Balfour for its clients in discretionary accounts as to which Mr. Goldsmith disclaims beneficial ownership (see Note 2 above). Also includes 13,000 shares that may be deemed to be owned beneficially by Mr. Goldsmith which are held by the Balfour Defined Benefit Pension Plan, of which Mr. Goldsmith is a Trustee and Plan Administrator and in which he participates. Mr. Goldsmith disclaims ownership of 7,280 shares of Common Stock held by the Plan.
(5) Mr. Rottinghuis will become the Company's President and Chief Executive Officer effective in early 2000. Pursuant to the employment between Mr. Rottinghuis and the Company, The Company issued 200,000 shares of Common Stock to Mr. Rottinghuis on November 2, 1999. See "Employment and Change in Control Agreements."
(6) Includes 340,000 shares which may be acquired by Mr. Weis within 60 days through the exercise of stock options.
(7) Includes 212,059 shares which may be acquired by Mr. Cohn within 60 days through the exercise of stock options.
(8) Includes shares of Common Stock which may be acquired by Mr. Herman within 60 days as follows: 112,058 shares through the exercise of stock options and 38,888 shares through the exercise of stock purchase warrants.
(9) Includes 212,059 shares which may be acquired by Mr. Schafran within 60 days through the exercise of stock options. Also includes 114,050 shares of Common Stock and 38,888 shares that may be acquired through the exercise of stock purchase warrants held by Mr. Schafran's spouse as to which Mr. Schafran disclaims any beneficial interest.
(10)Includes 30,000 shares which may be acquired by Mr. Tyabji within 60 days through the exercise of stock options.
(11)Represents 50,000 shares of common stock that Mr. Phillimore will be entitled to receive in January 2000, on the one-year anniversary of his employment with the Company.
(12)Includes 150,000 shares which may be acquired by Mr. DeLise within 60 days through the exercise of stock options.
(13)Includes shares of Common Stock which may be acquired by such persons within 60 days as follows: 2,140,000 shares through the exercise of stock options and 1,513,891 shares through the exercise of stock purchase warrants.
(14)Mr. Weis was President and Chief Executive Officer of the Company through November 3,1999 and a Director through November 5, 1999.

                   EXECUTIVE COMPENSATION

     The following tables set forth information concerning the cash compensation, stock options and retirement benefits provided to PubliCARD's executive officers. The notes to these tables provide more specific information concerning compensation. The Company's compensation policies are discussed in the Compensation Committee Report on Executive Compensation.
                          Summary Compensation Table

                      Annual Compensation            Long-Term Compensation

 Name and               Year   Salary   Bonus(1)    Options/      All Other
 Principal Position                               SARs (#)(2)  Compensation


 Harry I. Freund(3)    1998  $325,000        -          -      $15,000 (4)
  Chairman             1997  $325,000        -     91,912      $15,000 (4)
                       1996  $325,000        -    125,000      $15,000 (4)

 Jay S. Goldsmith(3)   1998  $325,000        -          -      $22,966 (4)
  Vice Chairman        1997  $325,000        -     91,912      $17,000 (4)
                       1996  $325,000        -    125,000      $17,000 (4)


 James J. Weis (7)     1998  $325,000  250,000    140,000      $ 7,604 (5)
  President, Chief     1997  $325,000  162,500          -      $ 7,958 (5)
  Executive Officer    1996  $325,000  200,000    100,000      $ 8,146 (5)
  and Director


 Antonio L. DeLise     1998  $183,611  100,000     75,000      $ 5,861 (6)
  Vice President,      1997  $163,700   67,000          -      $ 6,036 (6)
  Chief Financial      1996  $149,561   85,000     50,000      $ 6,727 (6)
  Officer and
  Secretary



 (1) Reflects bonus earned during the fiscal year. In some instances, all or a portion of the bonus was paid during the next fiscal year.
 (2) Options to acquire shares of common stock.
 (3) On November 1, 1998, Messrs. Freund and Goldsmith were appointed executive officers of PubliCARD with the titles of Chairman and Vice Chairman, respectively. Prior to such time, Messrs. Freund and Goldsmith were directors of PubliCARD with the titles of Chairman of the Board and Vice Chairman of the Board, respectively; titles and positions which they still hold in addition to their positions as executive officers of PubliCARD. For the period prior to November 1, 1998, Messrs. Freund and Goldsmith received compensation from PubliCARD in their capacities as directors of PubliCARD and for as serving Chairman of the Board and Vice Chairman of the Board, respectively, at the rate of $325,000 per year. Commencing November 1, 1998, Messrs. Freund and Goldsmith have received compensation from PubliCARD at the same rate in their capacities as executive officers.
 (4) Represents life insurance premiums paid on behalf of Mr. Freund and Mr. Goldsmith for 1996, 1997 and 1998.
 (5) Consists of $4,750, $4,750 and $4,800 in contributions to PubliCARD's 401(k) plan for 1996, 1997 and 1998, respectively, and $3,396, $3,208 and
     $2,804 for term life and disability insurance premiums paid on behalf of Mr. Weis for 1996, 1997 and 1998, respectively.
 (6) Consists of $4,750, $4,750 and $4,800 in contributions to PubliCARD's 401(k) plan for 1996, 1997 and 1998, respectively, and $1,977, $1,286 and
     $1,061 for term life and disability insurance payments paid on behalf of Mr. DeLise for 1996, 1997 and 1998, respectively.
 (7) Mr. Weis was President and Chief Executive Officer of the Company through November 3,1999 and a Director through November 5, 1999.

                Option Grants in Last Fiscal Year

 The following table sets forth certain information concerning grants to purchase shares of common stock to the following persons during the fiscal year ended December 31, 1998:


                                                         Potential Realizable
                        Percent                        Value at Assumed Annual
                        of Total                         Rates of Stock Price
                        Options     Exercise    Expira-      Appreciation for
            Options    Granted to     Price      tion         Five Year
  Name    Granted(3)   Employees    Per Share    Date        Option Term (1)

                                                               5%       10%

 Harry I.
 Freund      -             -           -          -            -        -

 Jay S.
 Goldsmith   -             -           -          -            -        -

 James J.
 Weis          140,000   24.8%      $1.75     9/14/2003   $67,689    $149,575


 Antonio L.
 DeLise         75,000   13.3%      $1.75     9/14/2003    36,262      80,129


 All share-
 holders(2)      N/A      N/A        N/A        N/A     8,162,301  18,036,551


 Named offi-
 cers' gain
 as % of all
 shareholders'
 gain            N/A      N/A        N/A        N/A        1.27%      1.27%
 ________________________________

(1) The potential gain is calculated from the closing price of common stock of $1.75 on September 14, 1998, the date of grant to executive officers. These amounts represent certain assumed rates of appreciation only.
    Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock and overall market conditions. There can be no assurance that the amounts reflected in this table will be achieved.
(2) Based on the number of shares outstanding at December 31, 1998.
(3) Options granted under PubliCARD's 1993 Long-Term Incentive Plan expire five years from the date of grant.

Aggregate Stock Option Exercises in Fiscal Year 1998 and Fiscal Year-End
                      Option Values

  The following table sets forth certain information as of December 31, 1998 concerning exercisable and unexercisable stock options held by the following persons:

                                 Number of Securities     Value of Unexercised
                                 Underlying Unexercised      In-the-Money
         Shares                    Options at Fiscal       Options at Fiscal
        Acquired    Value              Year End               Year End(1)
 Name  on Exercise Realized Exercisable/Unexercisable Exercisable/Unexercisable


 Harry I.
 Freund     125,000    $7,812     541,912(2)  /  -        $6,481,759   /   -

 Jay S.
 Goldsmith  125,000    7,812      541,912(2)  /  -         6,481,759   /   -

 James J.
 Weis        60,000    1,875      400,000     /  -         4,913,750   /   -

 Antonio L.
 DeLise           -        -      150,000     /  -         1,846,875   /   -
 ________________________________

 (1) These values are based on the December 31, 1998 closing price for PubliCARD's common stock on the Nasdaq National Market of $14.00 per share.

 (2) Excludes shares of common stock which may be acquired by Messrs. Freund and Goldsmith through the exercise of stock purchase warrants in the amounts of 668,865 and 723,308, respectively.

                Retirement Income Plan

  Effective December 31, 1993, benefits under the Publicker Industries Inc. Retirement Plan (the "Plan") were frozen. Accordingly, Plan participants will accumulate no additional credited service, and earnings subsequent to December 31, 1993 will no longer have an impact on accumulated benefits. The annual benefits payable upon retirement for Mr. Weis is $23,831. The foregoing amount is based on a straight life annuity. Retirement benefits are payable at age 65 to married employees in the form of a 50% joint and survivor annuity with their spouses, at a reduced amount, unless they elect to receive a straight life annuity. Single employees receive a straight life annuity. The foregoing benefit amount is not subject to any deduction for Federal Insurance Contributions Act or other offset amounts.


                    Stock Option Plans

  Under the 1993 Long-Term Incentive Plan and the Non-employee Director
 Stock Option Plan adopted by shareholders of the Company in 1994, the Company may grant stock options, restricted stock options, stock appreciation rights, performance awards and other stock-based awards equivalent to up to 3,550,000 shares of Common Stock. A total of 73,500 shares of Common Stock in the aggregate are currently available for grant under the 1993 Long-Term Incentive Plan and the Non-employee Director Stock Option Plan.

  The plans are administered by the Compensation Committee of the Board of Directors of the Company, except the Non-employee Director Stock Option Plan, which is administered by the Board of Directors. Subject to the express provisions of the plans, the Board of Directors has full and final authority to determine the terms of all awards granted under the plans including (a) the purchase price of the shares covered by each award, (b) whether any payment will be required upon grant of the award, (c) the individuals to whom, and the time at which, awards shall be granted, (d) the number of shares to be subject to each award, (e) when an award can be exercised and whether in whole or in installments, (f) whether the exercisability of the awards is subject to risk of forfeiture or other condition and (g) whether the stock issued upon exercise of an award is subject to repurchase by the Company, and the terms of such repurchase. Under the 1993 Long-Term Incentive Plan, the term of options granted shall be prescribed by the Compensation Committee of the Board of Directors, but no stock option may be exercised after five years from the date it is granted.

  During the year ended December 31, 1998, 215,000 stock options were granted to executive officers of the Company under the 1993 Long-Term Incentive Plan.

  On August 4, 1999, the Board of Directors, subject to approval by the Company's shareholders, adopted the 1999 Long-Term Incentive Plan and the 1999 Stock Option Plan for Non-employee Directors. Under these plans, the Company may grant stock options, restricted stock, stock appreciation rights, performance awards and other stock-based awards equivalent to an aggregate of 3,750,000 shares of Common Stock.

                 Stock Option Agreements

  In April 1985, the Company issued 1.6 million shares of Common Stock at $2.50 per share in a private placement. Under the terms of the related agreement, Balfour, the agent for the purchasers, received options to buy 400,000 shares of PubliCARD's Common Stock at a price of $2.50 per share for five years, which period was subsequently extended by ten years. Balfour subsequently transferred the options to Messrs. Freund and Goldsmith, who currently hold them. In January 1996, PubliCARD issued options to Messrs. Cohn and Schafran to buy a total of 200,000 shares of PubliCARD's Common Stock at a price of $2.50 per share for five years. None of these options had been exercised as of December 31, 1998.

  On January 18, 1999, the Company granted stock options to purchase an aggregate of 200,000 shares of Common Stock to Mr. Phillimore. 100,000 of those options are exercisable for five years beginning January 19, 2000 at $5.50 per share. The remaining 100,000 of those options are exercisable for five years beginning January 19, 2001 at $5.50 per share.

  On March 16, 1999, the Company granted stock options to purchase an aggregate of 250,000 shares of Common Stock to Mr. Tyabji. 125,000 of those options are exercisable for four years beginning March 16, 2000 at $9.75 per share. The remaining 125,000 of those options are exercisable for three years beginning March 16, 2001 at $9.75 per share.

  On November 2, 1999, the Company entered into an option agreement with Mr. Rottinghuis in connection with his appointment as the Company's President and Chief Executive Officer, effective in early 2000. Pursuant to the option agreement, the Company granted options to purchase 400,000 shares of Common Stock at an exercise price equal to $6.75 per share. These options become exercisable 133,333 on November 2, 2000, 133,333 on November 2, 2001 and 133,334 on November 2, 2002. If Mr. Rottinghuis' employment is terminated by Mr. Rottinghuis for good reason or by the Company other than for cause (as each such term is defined in Mr. Rottinghuis' employment agreement), these options will become exercisable in full. See "Executive
 Compensation Employment and Change in Control Agreements." Unless sooner terminated, these options will expire on November 2, 2004.

  Also on November 2, 1999, the Company entered into another option agreement with Mr. Rottinghuis in connection with his appointment as the Company's President and Chief Executive Officer. Pursuant to this option agreement, Mr. Rottinghuis was granted an option to purchase from the Company up to 400,000 shares of Common Stock at an exercise price equal to $6.75 per share. This option will become exercisable in accordance with, in such installments as may be provided in and upon satisfaction of performance criteria that will be established by mutual agreement of the Company and Mr. Rottinghuis. This option will be exercisable for the periods specified in such performance criteria. If Mr. Rottinghuis' employment agreement is terminated by the Company other than for cause or by Mr. Rottinghuis for good reason, this option will be exercisable for a number of shares of Common Stock equal to the sum of (i) the number of shares for which it was exercisable immediately prior to such termination and (ii) the number of shares for which it could become exercisable after such termination if all performance criteria applicable to the period after termination were met.
  Unless sooner terminated, this option will expire on November 2, 2004.


         Employment and Change in Control Agreements

  On November 2, 1999, the Company entered into an employment agreement with Mr. Rottinghuis, pursuant to which he will begin to serve as President and Chief Executive Officer of the Company, effective in early 2000, and pursuant to which the Company agreed to nominate Mr. Rottinghuis to serve on the Company's board of directors. The employment agreement provides that Mr. Rottinghuis' compensation will consist of $350,000 per year plus an annual bonus in an amount to be determined by the Company's board of directors, but not less than $100,000.

  Pursuant to the employment agreement, on November 2,1999, the Company issued to Mr. Rottinghuis (i) 200,000 shares of its Common Stock to compensate him for economic losses he suffered as a result of terminating his prior employment and (ii) options to acquire 400,000 shares of Common Stock. The employment agreement also provides that Mr. Rottinghuis will be eligible to receive an option to acquire 400,000 additional shares of Common Stock, which will become exercisable upon the achievement of certain performance-based goals. See "Executive Compensation Stock Option Agreements."

  The term of Mr. Rottinghuis' employment with the Company is three years, unless sooner terminated in accordance with the terms of the employment agreement. The employment agreement may be terminated (a) upon the death of Mr. Rottinghuis, (b) upon the disability of Mr. Rottinghuis, (c) for cause or
 (d) for good reason (as each such term is defined in the employment agreement).

  In August 1987, the Company entered into change of control agreements with each of Messrs. Freund, Goldsmith and Herman, which provide for payments to them under certain circumstances following a change of control of the Company. These agreements were not adopted in response to any specific acquisition of shares of PubliCARD or any other event threatening to bring about a change of control of the Company. For purposes of the agreements, a change of control is defined as any of the following: (a) the Company ceasing to be a publicly owned corporation having at least 2,000 shareholders, (b) any person or group acquiring in excess of 30% of the voting power of the Company's securities, (c) Messrs. Freund, Goldsmith, Herman, Cohn and Schafran and any other director designated as a "continuing director" prior to his election as a director by a majority of the foregoing persons (the "Continuing Directors") ceasing for any reason to constitute at least a majority of the board of directors, (d) the Company merging or consolidating with any entity, unless approved by a majority of the Continuing Directors or (e) the sale or transfer of a substantial portion of PubliCARD's assets to another entity, unless approved by a majority of the Continuing Directors.

  In the event one of the above-named individuals (a) is terminated as an employee of the Company for any reason other than conviction of a felony or any act of fraud or embezzlement, (b) is disabled for six consecutive months or dies, (c) is not elected and maintained in the office which he now occupies, (d) is not included by the board of directors in the slate of directors recommended to stockholders, (e) receives a reduction in his salary or fringe benefits, (f) experiences a change in his place of employment or is required to travel excessively or (g) experiences other substantial, material and adverse changes in conditions under which the individual's services are to be rendered, within three years following a change of control, the individual will be entitled to receive in a lump sum within 10 days of the date of discontinuance, a payment equal to 2.99 times the individual's average annual compensation for the shorter of (a) the five years preceding the change of control, or (b) the period the individual received compensation from PubliCARD for personal services. Assuming a change of control of the Company and the discontinuance of an individual's services were to occur at the present time, payments in the following amounts, assuming there are no "excess parachute payments" as defined in the Internal Revenue Code of 1986 (the "Code"), would be made pursuant to the change of
 control agreements: Mr. Freund   $942,709; Mr. Goldsmith   $942,709; and Mr.
 Herman   $394,376.  In the event any such payment, either alone or together with others made in connection with the individual's discontinuance, is considered to be an "excess parachute payment," the individual is entitled to receive an additional payment in an amount which, when added to the initial payment, results in a net benefit to the individual, after giving effect to excise taxes imposed by Section 4999 of the Code and income taxes on such additional payment, equal to the initial payment before such additional payment. Since the change of control agreements would require large cash payments to be made by any person or group effecting a change of control of PubliCARD, absent the assent of a majority of the Continuing Directors, these agreements may discourage hostile takeover attempts of PubliCARD.

  The change of control agreements would have expired on December 1, 1998 but have been and will continue to be automatically extended for a period of one year on each December 1, unless terminated by either party prior to any December 1. In the event a change of control occurs while the change of control agreements are in effect, the term of such agreements will automatically be extended to three years from the date of the change of control and the foregoing renewal option will become inapplicable.

  Pursuant to an employment agreement between the Company and James J. Weis, the former President and Chief Executive Officer of the Company, the Company is required to pay to Mr. Weis, in lieu of severance, his base salary (after a dollar-for-dollar reduction for any salary received by him from any other employer) and continue his existing employee benefits until the earlier of November 3, 2000 or the date upon which he begins full-time employment with a new employer.



 COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Board of Directors, consisting entirely of outside directors, approves all of the policies under which compensation is paid or awarded to the Company's executive officers. The present members of the Compensation Committee are David L. Herman, Clifford B. Cohn and L.
 G. Schafran. The objectives of the Company's executive compensation program are to attract and retain highly talented and productive executives and to align the interests of the executive officers with the interests of the Company's shareholders by basing a significant portion of their compensation upon the Company's performance and achievement of strategic goals.

  The Company's compensation program for executive officers currently consists of base salary, annual bonus and long-term incentive compensation consisting of periodic grants of qualified and nonqualified stock options. Each element of this program serves a specific purpose in meeting the Company's objectives.

  Base salary. The Committee annually reviews the salaries of the executive officers. In establishing the base salary, the Compensation Committee considers level of responsibility, individual performance, Company performance, competitive market conditions for executive compensation, prior experience and contributions made to the Company's success. The Compensation Committee has not found it practicable, nor has it attempted, to assign relative weights to the specific factors used in determining base salary levels.

  Annual bonus. The Company's cash bonus program represents an at-risk component of pay designed to motivate executives to work effectively to achieve the Company's performance objectives and to reward them when objectives are met. In determining the annual bonus payments for 1998, the Compensation Committee was guided less on quantitative measures of operating results than on other goal-directed endeavors such as executing the Company's smart card acquisition and growth strategy and bringing about improvements in the operations of the Company's subsidiaries.

  Long-term incentives. The Compensation Committee believes that option grants (a) align executive interests with shareholder interests by creating a direct link between compensation and shareholder return, (b) give executives a significant long-term interest in the Company's success and (c) help retain key executives in a competitive market for executive talent. Option grants are made from time to time to executives whose contributions have or will have a significant impact on the Company's long-term performance. The determination of whether option grants are appropriate each year is based upon performance of each individual. All options granted to executive officers in 1998 were granted at the fair market value of our Common Stock on the date of grant, are exercisable for five years and are generally forfeited should the executive officer leave the Company before retirement, unless already exercised. All stock option grants are made under the Company's stock option plans which have been approved by the Company's shareholders. Because the option grants have been made at option prices equal to the fair market value on the dates of grant, the stock options have value only if the stock price appreciates from the value on the grant date. This design is intended to focus executives on the enhancement of shareholder value over the long-term.

      Bases for Chief Executive Officer Compensation

  In 1998, Mr. Weis received an annual salary of $325,000, a cash bonus of $250,000 and a stock option grant of 140,000 shares. His annual salary remained unchanged from 1997 and was not adjusted from the time he was named President and Chief Executive Officer of the Company in March 1995 to November 3, 1999 when he no longer served in this capacity. Mr. Weis' cash bonus for 1998 increased 54% compared to the previous year. The option grant was made at option prices equal to the fair market value on the date of grant. He did not receive an option grant in 1997. The Compensation Committee considered the 1998 compensation appropriate in light of his performance with respect to implementing strategic initiatives for the Company, principally repositioning the Company as a participant in the smart card industry. The Compensation Committee noted Mr. Weis' considerable efforts to revitalize the Company, his direct involvement in the significant transactions of the Company during 1998 and his knowledge and historical perspective of the Company's problems and issues.

                     Section 162 (m)

  Section 162(m) of the Code limits the tax deduction for compensation paid to certain executives of public companies to $1.0 million. Having considered the requirements of Section 162(m), the Compensation Committee believes that grants made pursuant to the Company's stock option plans meet the requirements that such grants be"performance based" and are, therefore, exempt from the limitations on deductibility. Historically, the combined salary and bonus of each executive officer has been below the $1.0 million limit. The Compensation Committee's present intention is to comply with
 Section 162(m) unless the Compensation Committee feels that required changes would not be in the best interest of the Company or its stockholders.


     This report is submitted by the members of the Compensation Committee of the Board of Directors.

                                   Compensation Committee
                                   David L. Herman
                                   Clifford B. Cohn
                                   L. G. Schafran


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board of Directors, which consists entirely of outside directors, reviews the compensation of key employees of the Company. The present members of the Compensation Committee are David L. Herman (Chairman), Clifford B. Cohn and L.G. Schafran. See "Information Concerning the Board of Directors", "Employment and Change of Control Agreements" and Notes 2 and 3 to the table under "Principal Shareholders."



FIVE YEAR PERFORMANCE GRAPH:  1993 - 1998

     The following performance graph compares the cumulative total return on the common stock of PubliCARD for the five year period from December 31, 1993 to December 31, 1998 to (i) the Hambrect & Quist Technology Index and
(ii) the Standard & Poor's 500 Stock Index. Prior to 1998, the Company's common stock performance was compared to (i) a peer group index based on all companies in the Multi-industry Group of Media General Financial Services with a market capitalization of under $100 million and (ii) the Media General Composite Index. In 1998, the Company entered the smart card industry by acquiring several technology buisnesses that currently offer and are continuing to develop solutions for conditional access and security, payment system and data storage needs of a number of growth industries. Due to this shift in strategic focus and an increase in the Company's market capitalization, the Company made changes to the peer group index and broad market index in 1998 to provide better comparable data points. As required by SEC rules, the following performance graph also provides a comparison to the broad market index used in 1997. A comparison to the peer group index used in 1997 has not been provided as this index is no longer maintained by Media General Financial Services.

     The annual changes for the five year period from 1993 through 1998 are based on the assumption that $100 had been invested in PubliCARD common stock and each index on December 31, 1993 (as required by SEC rules), and that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarters. The total cumulative dollar returns shown in the graphs represent the value that such investments would have had on December 31, 1998.

                    1993     1994     1995     1996     1997     1998

PubliCARD            100      173      173      105      100    1,018

H & Q Tech Index     100      120      180      223      262      407

S & P 500            100      101      139      171      229      294

MGFS Composite       100       99      129      155      202      246


     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including the Proxy Statment in whole or in part, the foregoing report and the Performance Graph shall not be incorporated by reference into any such filing.


         Section 16 (a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and officers and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely upon the Company's review of the copies of such forms received by it during the fiscal year ended December 31, 1998 and representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year except that David L. Herman filed a late report on Form 5 covering one late Form 4 transaction.


                       PROPOSAL 2.

   PROPOSAL TO ADOPT THE 1999 LONG TERM INCENTIVE PLAN

 Introduction

     The Board of Directors of the Company has determined that it is desirable to adopt the 1999 Long Term Incentive Plan to attract and retain key employees, motivate participants to achieve long-term goals, encourage employees of the Company and its subsidiaries to acquire a proprietary interest in the Company through the ownership of Common Stock, and reward advisors of the Company who are not employees, also referred to in this discussions as consultants.

     The Board of Directors of the Company has approved the 1999 Long Term Incentive Plan, subject to shareholder approval. A copy of the full text of the 1999 Long Term Incentive Plan is set forth in Appendix I to this Proxy Statement, and the following description is qualified in its entirety by reference to Appendix I. The 1999 Long Term Incentive Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee is comprised of David L. Herman, Clifford B. Cohn and L.G. Schafran. Each member of the Compensation Committee is an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

     All employees and consultants of the Company and its subsidiaries, approximately 185 persons as of September 23, 1999, including the Company's officers, will be eligible to receive awards under the 1999 Long Term Incentive Plan, subject to the discretion of the Compensation Committee to determine the particular individuals who, from time to time, will be selected to receive awards. Except as set forth below, neither the individuals who are to receive awards, the number of awards that will be granted to any individual or group of individuals nor the amounts payable with respect to such awards have been determined at this time. The 1999 Long Term Incentive Plan will remain in existence as to all outstanding awards until they are either exercised, converted or terminated. However, no award can be made after August 3, 2009.

 Awards

     Awards to employees and consultants under the 1999 Long Term Incentive Plan may be in the form of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights or other equity-based awards as the Compensation Committee may determine.

 Awards may be granted singly or in combination with other awards. Each award will be evidenced by an agreement setting forth the specific terms and conditions applicable to that award. Any agreement may specify that awards under the 1999 Long Term Incentive Plan that are not vested or exercised generally will be nontransferable by a holder. However, an award may by transferred by will or by the laws of descent and distribution or under a qualified domestic relations order, as defined in the Internal Revenue Code . During the holder's lifetime, awards may be exercised only by the holder or his personal representative or guardian, except that an option transferred under a qualified domestic relations order may be exercised by the transferee.

     Options. Stock options authorized under the 1999 Long Term Incentive Plan are rights to purchase a specified number of shares of Common Stock at a
 set exercise price during a specified period.   The Compensation Committee
 will determine, at the time any option is granted, the number of options to be granted, whether the options are to be incentive stock options or nonqualified stock options, the exercise price of the options, and the period during which an option shall vest and become exercisable.

 However, the exercise price of any option that is intended to be an incentive stock option must be at least equal to the fair market value of the Common Stock on the date of grant, and not less than 110% of fair market value in the case of a grant to an employee who owns more than 10% of the combined voting power of all classes of the Company's or a subsidiary's stock. Fair market value for purposes of the 1999 Long Term Incentive Plan means the closing price of the Common Stock on the grant date. In addition, no option will be exercisable after the tenth anniversary of the date on which it was granted, or the fifth anniversary thereof, in the case of incentive stock options. The fair market value of the Common Stock for which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000, measured as of the date those options become exercisable, under current tax law. The 1999 Long Term Incentive Plan also provides that the maximum number of shares of Common Stock that may be subject to all stock-based awards, including options, stock appreciation rights and restricted stock, that are granted to any participant during any calendar year will not exceed 500,000 , either individually or in the aggregate.

     Stock Appreciation Rights. Stock appreciation rights provide a holder with the right to receive any appreciation in the value of a specified number of shares of Common Stock over a specified period. Stock appreciation rights may be granted in connection and simultaneously with the grant of an option, with respect to a previously granted option, or independent of an option.

     A stock appreciation right that is granted in connection with a particular option may be granted for no more than the number of shares of Common Stock subject to that option; will be exercisable only when and to the extent the related option is exercisable; and will entitle the grantee to surrender the unexercised portion of any exercisable option to which the stock appreciation right relates and to receive an amount in cash, determined as above, equal to the difference of the fair market value of a share of Common Stock on the date of exercise minus the price per share at which the stock appreciation right was granted multiplied by the number of shares of Common Stock with respect to which the stock appreciation right is exercised.

     A stock appreciation right which is not coupled with an option will be exercisable in the manner in which the Compensation Committee determines and only while the grantee is an employee or a consultant, unless the Compensation Committee determines otherwise.

     Restricted Stock Awards. A restricted stock award is an award entitling the recipient to acquire, at no cost or for a purchase price determined by the Compensation Committee, Common Stock subject to any restrictions and conditions as the compensation committee may determine at the time of grant. Conditions may be based, among other things, on continuing employment and/or achievement of pre-established performance goals and objectives. A participant who receives a restricted stock award will have all the rights of a shareholder with respect to such restricted stock, including voting and dividend rights, subject to non-transferability restrictions and other conditions contained in the written instrument evidencing the restricted stock award or the resolution of the compensation committee authorizing that award. Common Stock underlying a restricted stock award will become vested, and the recipient will be the owner, with respect to a participant following the date or dates specified by the compensation committee or the attainment of the pre-established performance goals, objectives or other conditions associated with that restricted stock award, such as continued employment.

     In general, the Company will have the right to repurchase from a participant any Common Stock still subject to restrictions under the award agreement immediately upon a termination of the participant's employment, at a cash price per share equal to the price paid by the participant for that restricted stock. However, the compensation committee may provide that no right of repurchase exists if the participant's termination of employment or consultancy is other than for cause, as defined in the 1999 Long Term Incentive Plan, or occurs after a change in control, or because of the participant's retirement, death or disability, or otherwise.

     Performance-Based Awards.  Under Section 162(m) of the Internal
 Revenue Code, the Company may not deduct compensation in excess of $1.0 million paid to the chief executive officer or any one of the four other most highly compensated executive officers of the Company unless, among other things, this compensation qualifies as performance-based compensation under
 Section 162(m), and the material terms of the plan for that compensation are
 approved by shareholders.   The awards granted under the 1999 Long Term
 Incentive Plan may qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Appropriate adjustments to the performance goals and targets in respect of stock-based awards may be made by the Compensation Committee based upon objective criteria in the case of significant acquisitions or dispositions by the Company, a change in capitalization, a corporate transaction or a complete or partial liquidation, extraordinary gains or losses, material changes in accounting principles or practices or certain other events that were not anticipated, or the effects of which were not anticipated, at the time goals were established, in order to neutralize the effect of such events on the stock-based awards.

     The Compensation Committee must certify the achievement of the applicable performance goals and the satisfaction of other material terms of the award prior to payment. Stock-based awards generally will be paid following the completion of each cycle. The compensation committee may retain discretion to reduce, but not increase, the amount payable under a stock-based award to any participant, notwithstanding the achievement of targeted performance goals. Stock-based awards may be accelerated in the event of a change in control.

     Awards may be granted in connection with the surrender or cancellation of previously granted awards, or may be amended, under such terms and conditions, including numbers of shares of Common Stock and exercise price, exercisability or termination, that are the same as or different from the existing awards, all as the Compensation Committee may approve.


 Administration; Change in Control

     The 1999 Long Term Incentive Plan will be administered by the Compensation Committee. The Compensation Committee will have authority within the terms and limitations of the 1999 Long Term Incentive Plan to select the persons to whom awards are granted, determine the type and number of awards to be granted, determine the duration of each award, impose any restrictions on awards, and apply any other terms and conditions it deems appropriate to awards.

 The Compensation Committee will have the authority to interpret and construe the 1999 Long Term Incentive Plan and the agreements under which awards are made. In addition, the compensation committee will have the authority to determine the extent to which awards will be structured in order to comply with Section 162(m) of the Internal Revenue Code.

     The Compensation Committee is authorized to include specific provisions in award agreements relating to the treatment of awards in the event of a change in control of the Company, and is authorized to take certain other actions in that event. A change in control is defined generally to include the following:

         any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than the Company or any subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary, becoming the beneficial owner, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, directly or indirectly, of securities of the Company representing more than thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

         a majority of the directors elected at any special or annual meeting of shareholders are not individuals nominated by the Company's incumbent board of directors, or individuals who are members of the Company's board of directors at any one time shall immediately thereafter cease to constitute a majority of the board of directors;

         the approval of the Company's shareholders of the merger or consolidation of the Company with another corporation, the sale of substantially all of the Company's assets or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, at least two-thirds (2/3) of the directors in office immediately prior to such merger or consolidation constitute at least two-thirds (2/3) of the members of the board of directors of the surviving corporation of such merger and consolidation.

     The Compensation Committee may delegate to the officers or employees of the Company and its subsidiaries the authority to execute and deliver such instruments and documents and to take such actions as are necessary, advisable or convenient for the effective administration of the 1999 Long Term Incentive Plan.

 Amendment and Termination

     The Compensation Committee has the authority to amend, suspend or terminate the 1999 Long Term Incentive Plan at any time, provided that no such action may affect the rights of a recipient of any award previously granted. In addition, unless first approved by the Company's shareholders, no amendment to the 1999 Long Term Incentive Plan may be made to increase the total number of shares which may be issued or transferred under the 1999 Long Term Incentive Plan, change the purchase price for the shares subject to options, extend the period during which awards may be granted or exercised or change the designation of persons entitled to receive awards.

     Amendments made without shareholder approval could increase the costs to the Company under the 1999 Long Term Incentive Plan, although the amount is not determinable. Because the Compensation Committee will retain the discretion to set and change the specific targets for each performance period under a performance-based award intended to be exempt from Section 162(m), shareholder ratification of the performance goals will be required, in any event, at five-year intervals in the future to exempt awards granted under the 1999 Long Term Incentive Plan from the limitation on deductibility.


 Authorized Shares; Other Provisions; Non-Exclusivity

     The number of shares of Common Stock that may be issued in respect of awards under the 1999 Long Term Incentive Plan will not exceed 3,000,000.
 The 3,000,000 figure for the number of shares of Common Stock to be available under the 1999 Long Term Incentive Plan is based on an estimate of the number of shares of Common Stock that will be subject to awards granted during the first three years of the terms of the 1999 Long Term Incentive Plan. If dividends payable in Common Stock during any fiscal year exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of that fiscal year, or if there is during any fiscal year one or more splits, subdivisions or combinations of shares of Common Stock resulting in an increase or decrease of more than 5% of the shares outstanding at the beginning of the year, the number of shares available under the 1999 Long Term Incentive Plan will be increased or decreased proportionately, as the case may be. The number of shares subject to stock appreciation rights and the related fair market value of such rights as of the date of grant will be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any options previously granted will be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions or combinations during any fiscal year which do not exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of that year will be ignored for purposes of the 1999 Long Term Incentive Plan.

     If the Company is merged or consolidated with or into another corporation, or if the Common Stock or substantially all of the Company's assets are exchanged for the stock of another corporation, or in case of a reorganization or liquidation of the Company, the board of directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (a) make appropriate provisions for the protection of any awards by the substitution on an equitable basis of appropriate stock or other property of the Company, or appropriate stock or other property of the merged, consolidated or otherwise reorganized corporation, provided only that such substitution of options or other property shall comply with the requirements of Section 424 of the Internal Revenue Code, or (b) terminate all restrictions relating to restricted stock awards and give written notice to optionees that their options and any stock appreciation rights or other award, will become immediately exercisable, notwithstanding any waiting period or other restriction otherwise prescribed by the compensation committee, and must be exercised within 30 days of the date of such notice or they will be terminated.

     Any unexercised or undistributed portion of any expired, canceled, terminated or forfeited award, or any alternative form of consideration under an award that is not paid in connection with the settlement of any portion of any award, will again be available for award under the 1999 Long Term Incentive Plan, whether or not the participant has received benefits of ownership during the period in which the participant's ownership was restricted or otherwise not vested. Although Common Stock subject to canceled options or stock appreciation rights will be counted against the individual stock-based award limits to the extent required by Section 162(m), only Common Stock actually issued will be charged against the aggregate Common Stock limit under the 1999 Long Term Incentive Plan. Upon approval of the 1999 Long Term Incentive Plan by the shareholders, the Company intends to register under the Securities Act the number of shares of Common Stock reserved for issuance under the 1999 Long Term Incentive Plan.

     Full payment for Common Stock purchased on exercise of any option must be made at the time of such exercise in cash or, if permitted by the Compensation Committee, by transferring previously owned shares of Common Stock having a fair market value equivalent to the exercise price or any combination thereof. Withholding taxes, if any, are payable at the time of exercise and must be made in cash. Any payment required in respect of other awards may be in the amount and in any lawful form of consideration as may be authorized by the Compensation Committee.

     The 1999 Long Term Incentive Plan generally does not impose any minimum vesting periods on options or other awards. The maximum term of an option or any other award is ten years.

     The 1999 Long Term Incentive Plan is not exclusive and does not limit the authority of the Board of Directors or its committees to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority. Approval of the 1999 Long Term Incentive Plan by the shareholders of the Company will not be deemed to constitute approval of any other compensation plan or authority.


 Federal Income Tax Consequences

     The following is a general description of federal income tax consequences to participants and the Company relating to nonqualified stock options and certain other awards that may be granted under the 1999 Long Term Incentive Plan. This discussion does not purport to cover all tax consequences relating to stock options and other awards.

     An optionee will not recognize income upon the grant of a nonqualified stock option to purchase Common Stock. Upon exercise of the option, the optionee will recognize ordinary compensation income equal to the excess of the fair market value of the Common Stock on the exercise date over the exercise price for such stock. The Company will be entitled to a tax deduction equal in amount and timing to the income recognized by the optionee. The tax basis of the option stock in the hands of the optionee will equal the exercise price for the stock plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the stock will commence on the day the option is exercised. An optionee who sells option stock will recognize capital gain or loss measured by the difference between the tax basis of the stock and the amount realized on the sale. This gain or loss will be long-term if the stock is held for more than one year after exercise.

     An optionee will not recognize income upon either the grant or exercise of an incentive stock option to purchase Common Stock , so long as the optionee was an employee of the Company at all times from the date of grant until three months prior to exercise, or one year prior to exercise in the event of death or disability. Generally, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option price will be includable in alternative minimum taxable income for purposes of determining alternative minimum tax and those amounts will be added to the tax basis of that stock for purposes of determining alternative minimum taxable income in the year in which the stock is sold. Where an optionee who has exercised an incentive stock option sells the Common Stock acquired upon exercise more than two years after the date of grant and more than one year after exercise, long-term capital gain or loss will be recognized equal to the difference between the sales price and the option price. An optionee who sells the Common Stock within two years after the date of grant or one year after exercise will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the fair market value of the Common Stock on the date of exercise or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction equal to the amount of ordinary compensation income recognized by the optionee in this case. The deduction will be allowable at the same time the optionee recognizes the income.

      Stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified options.

     If, as a result of a change in control, a participant's options or stock appreciation rights or other rights become immediately exercisable, or Common Stock or other benefits covered by another type of award are immediately vested or not subject to restrictions, the additional value, if any, attributable to the acceleration may be deemed a parachute payment under Section 280G of the Internal Revenue Code. In such case, a portion of such amount will be subject to a non-deductible excise tax , in addition to any income tax payable. The Company generally will not be entitled to a deduction for that portion of any parachute payment that is subject to the excise tax.

     The Board recommends a vote FOR approval of the 1999 Long Term
 Incentive Plan. All current directors and executive officers will receive or are eligible to receive benefits under the 1999 Long Term Incentive Plan and will have an interest in the 1999 Long Term Incentive Plan.


 Vote Required

     In order to permit certain of the awards to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, the 1999 Long Term Incentive Plan must be approved by the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. If the shareholders do not approve the 1999 Long Term Incentive Plan, no awards will be made under the 1999 Long Term Incentive Plan, and the 1999 Long Term Incentive Plan will be null and void.


                       PROPOSAL 3.

       PROPOSAL TO ADOPT THE 1999 STOCK OPTION PLAN
                FOR NON-EMPLOYEE DIRECTORS



 Introduction

     The Board of Directors of the Company has determined that it is desirable to adopt the 1999 Stock Option Plan for Non-employee Directors to promote the interests of the Company and its shareholders by increasing the proprietary and personal interest of Non-employee members of the Company's Board of Directors in the growth and continued success of the Company by granting them options to purchase shares of the Company's Common Stock.

     The Board of Directors of the Company has approved the 1999 Stock Option Plan for Non-employee Directors, subject to shareholder approval. A copy of the full text of the 1999 Stock Option Plan for Non-employee Directors is set forth in Appendix II to this Proxy Statement, and the following description is qualified in its entirety by reference to Appendix
 II. The 1999 Stock Option Plan for Non-employee Directors will be administered by the Board of Directors.


 Options Granted to Non-employee Directors

     On August 4, 1999, each non-employee director, consisting of Clifford
 B. Cohn, David L. Herman, L.G. Schafran and Hatim Tyabji received a grant of options to purchase 30,000 shares of Common Stock, subject to shareholder approval of the 1999 Stock Option Plan for non-employee Directors. In addition, each Non-employee director will receive an additional grant of options to purchase 30,000 shares of Common Stock each calendar year so long as he remains a Non-employee director . Any individual who is not an employee of the Company who is elected to the board of directors in the future will receive an option to purchase (a) 30,000 shares of Common Stock as soon as practicable after his election, and (b) an additional option to purchase 30,000 shares of Common Stock in each calendar year thereafter . Notwithstanding the foregoing, the Board of Directors has the discretion to grant additional options to any participant at such times, in such amounts and subject to such other terms and conditions as it deems appropriate.

     The exercise price for options will be 100% of the fair market value of a share of Common Stock as of the date the option is granted. Subject to the discretion of the Board of Directors, the term of each option will be five years from the date of grant; provided that all outstanding options will terminate immediately if the holder ceases to be a member of the Board of Directors. Options will become exercisable at the discretion of the Board of Directors as set forth in the applicable option agreement. However, any options that are not exercisable prior to a change in control will become exercisable on the date of 3any change in control and will remain exercisable for the remainder of their term. If a participant ceases to be a member of the Board of Directors due to death, retirement on or after age 65 or disability, all outstanding options held by that participant that are then exercisable will remain exercisable for their term, and will then terminate.

     No option granted under the 1999 Stock Option Plan for Non-employee Directors will be transferable by the participant to whom options are granted other than by will or the laws of descent and distribution. An option may be exercised during the lifetime of a participant only by the participant or his guardian or legal representative. The terms of options will be binding upon the beneficiaries, executors, administrators, heirs and successors of the participant.

          The table below sets forth the determinable benefits that would be granted under the 1999 Stock Option Plan for Non-employee Directors if the shareholders approve that plan:

                    New Plan Benefits
    1999 Stock Option Plan for Non-Employee Directors

 Options to Acquire Common Stock

 Name and Position               Fair Market Value ($)    Number of Shares

 Clifford B. Cohn, Director          $6.875/share             30,000(1)

 David L. Herman, Director           $6.875/share             30,000(1)

 L.G. Schafran, Director             $6.875/share             30,000(1)

 Hatim Tyabji, Director              $6.875/share             30,000(1)

 Non-employee Directors, as a group  $6.875/share            120,000(1)

_____________________________
     (1) Options to purchase the number of shares of Common Stock indicated were granted to each Non-employee director pursuant to the 1999 Stock Option Plan for Non-employee Directors, subject to shareholder approval .

 Administration; Change in Control

     The 1999 Stock Option Plan for Non-employee Directors will be administered by the Board of Directors. The Board of Directors will have authority within the terms and limitations of the 1999 Stock Option Plan for Non-employee Directors to interpret and construe the 1999 Stock Option Plan for Non-employee Directors and the related option agreements, establish, amend and rescind any rules and regulations relating to the 1999 Stock Option Plan for Non-employee Directors and make all other determinations necessary or advisable for the administration of the 1999 Stock Option Plan for Non-employee Directors and to carry out its purpose.

     The Board of Directors is authorized to include specific provisions in option agreements relating to the treatment of options in the event of a change in control of the Company, and is authorized to take certain other actions in that event. A change in control is defined generally to include the following:

         any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, other than the Company or any subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary, becoming the beneficial owner, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, directly or indirectly, of securities of the Company representing more than thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

         a majority of the directors elected at any special or annual meeting of shareholders are not individuals nominated by the Company's incumbent board of directors, or individuals who are members of the Company's board of directors at any one time shall immediately thereafter cease to constitute a majority of the board of directors;

         the approval of the Company's shareholders of the merger or consolidation of the Company with another corporation, the sale of substantially all of the Company's assets or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, at least two-thirds (2/3) of the directors in office immediately prior to such merger or consolidation constitute at least two-thirds (2/3) of the members of the board of directors of the surviving corporation of such merger and consolidation.

     The Board of Directors may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents and to take such actions as are necessary, advisable or convenient for the effective administration of the 1999 Stock Option Plan for Non-employee Directors.

 Amendment and Termination

     The Board of Directors will have the authority to amend or otherwise modify, suspend or terminate the 1999 Stock Option Plan for Non-employee Directors at any time, provided that no such action will affect the rights of a recipient of any award previously granted. In addition, unless first approved by the Company's shareholders, no amendment to the 1999 Stock Option Plan for Non-employee Directors may be made to increase the total number of shares which may be issued or transferred under the 1999 Stock Option Plan for Non-employee Directors or change the exercise price for the shares subject to options. No options may be granted during any period of suspension, and in no event may any awards be granted after August 3, 2009, on which date the 1999 Stock Option Plan for Non-employee Directors will terminate, unless earlier terminated by action of the Board of Directors.

     Amendments made without shareholder approval could increase the costs to the Company under the 1999 Stock Option Plan for Non-employee Directors, although the amount is not determinable.

 Authorized Shares; Other Provisions; Non-Exclusivity

     The number of shares of Common Stock that may be issued in respect of options under the 1999 Stock Option Plan for Non-employee Directors will not exceed 750,000. The 750,000 figure for the number of shares of Common Stock to be available under the 1999 Stock Option Plan for Non-employee Directors is based on an estimate of the number of shares of Common Stock that will be subject to awards granted during the first six years of the term of the 1999 Stock Option Plan for Non-employee Directors. In the event the Board of Directors determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase shares of Common Stock, or other similar corporate event, affects the value of the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits available under the 1999 Stock Option Plan for Non-employee Directors, the Board of Directors will have the right to:
 (x) adjust the number and kind of shares available for issuance under the 1999 Stock Option Plan for Non-employee Directors and subject to outstanding options, and (y) adjust the grant or exercise price with respect to any option or (z) make provision for a cash payment to an optionee or a person who has an outstanding option in an amount equal to the then difference between the exercise price and the fair market value of a share of Common Stock.

     Any unexercised or undistributed portion of any expired, canceled, terminated or forfeited award, or any alternative form of consideration under an award that is not paid in connection with the settlement of any portion of any award, will again be available for award under the 1999 Stock Option Plan for Non-employee Directors, whether or not the participant has received benefits of ownership during the period in which the participant's ownership was restricted or otherwise not vested. Although Common Stock subject to canceled options will be counted against the individual stock-based award limits to the extent required by Section 162(m), only Common Stock actually issued will be charged against the aggregate Common Stock limit under the 1999 Stock Option Plan for Non-employee Directors. Upon approval of the 1999 Stock Option Plan for Non-employee Directors by the shareholders, the Company intends to register under the Securities Act the number of shares of Common Stock reserved for issuance under the 1999 Stock Option Plan for Non-employee Directors.

     The exercise price for any shares of Common stock purchased pursuant to the exercise of an option must be paid in full upon exercise in cash, by check or, at the discretion of the Board of Directors and upon the terms and conditions as the Board of Directors may approve, by transferring previously owned shares of Common Stock to the Company, or any combination of the foregoing. Not less than 100 shares of Common Stock may be purchased at any time upon the exercise of an option unless the number of shares of Common Stock so purchased constitutes the total number of shares then purchasable under the option or the board of directors determines otherwise.

     The 1999 Stock Option Plan for Non-employee Directors generally does not impose any minimum vesting periods on options or other awards. The maximum term of an option or any other award is five years.

     The 1999 Stock Option Plan for Non-employee Directors is not exclusive and does not limit the authority of the Board of Directors or its committees to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority. Approval of the 1999 Stock Option Plan for Non-employee Directors by the shareholders of the Company will not be deemed to constitute approval of any other compensation plan or authority.
 Federal Income Tax Consequences

     The following is a general description of federal income tax consequences to participants and the Company relating to nonqualified stock options that may be granted under the 1999 Stock Option Plan for Non-employee Directors. This discussion does not purport to cover all tax consequences relating to stock options.

     An optionee will not recognize income upon the grant of a nonqualified stock option to purchase Common Stock. Upon exercise of the option, the optionee will recognize ordinary compensation income equal to the excess of the fair market value of the Common Stock on the exercise date over the exercise price for such stock. The Company will be entitled to a tax deduction in amount and timing equal to the income recognized by the optionee. The tax basis of the option stock in the hands of the optionee will equal the exercise price for the stock plus the amount of ordinary compensation income the optionee recognizes upon exercise of the option, and the holding period for the stock will commence on the day the option is exercised. An optionee who sells option stock will recognize capital gain or loss measured by the difference between the tax basis of the stock and the amount realized on the sale. This gain or loss will be long-term if the stock is held for more than one year after exercise.

     If, as a result of a change in control, a participant's options become immediately exercisable, or Common Stock or other benefits are immediately vested or not subject to restrictions, the additional value, if any, attributable to the acceleration may be deemed a parachute payment under
 Section 280G of the Internal Revenue Code. In such case, a portion of such amount will be subject to a non-deductible excise tax , in addition to any income tax payable. The Company generally will not be entitled to a deduction for that portion of any parachute payment that is subject to the excise tax.

     The Board recommends a vote FOR approval of the 1999 Stock Option Plan for Non-employee Directors. All current Non-employee directors will receive and are eligible to receive benefits under the 1999 Stock Option Plan for non-employee Directors and will have an interest in the 1999 Stock Option Plan for Non-employee Directors.

 Vote Required

     The 1999 Stock Option Plan for Non-employee Directors must be approved in a separate vote by the affirmative vote of the majority of the Company's outstanding common stock entitled to vote at the Annual Meeting. If the shareholders do not approve the 1999 Stock Option Plan for Non-employee Directors, no awards will be made under the 1999 Stock Option Plan for Non-employee Directors, and the 1999 Stock Option Plan for Non-employee Directors will be null and void.


                       PROPOSAL 4.

            RATIFICATION OF SELECTION OF AUDITORS

  The Board of Directors of the Company has appointed Arthur Andersen LLP as independent accountants to audit the books and accounts of the Company for the year ending December 31, 1999, and recommends that the appointment of such auditors be ratified by the shareholders.

  Representatives of Arthur Andersen LLP, the Company's principal accountants for the most recently completed and the current fiscal years, are expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to questions.

                           GENERAL

  Management of the Company does not know of any matters other than the foregoing that will be presented for consideration at the Annual Meeting. However, if other matters properly come before the Annual Meeting it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.


                              By Order of the Board of Directors



                              /s/ANTONIO L.DELISE
                              ANTONIO L. DELISE, Secretary

                                                  Appendix I

                       PubliCARD, Inc.
                1999 LONG TERM INCENTIVE PLAN


          PubliCARD, Inc., a Pennsylvania corporation, (the "Company") has adopted the 1999 Long-Term Incentive Plan (the "Plan"), effective as of August 4, 1999, to (1) attract and retain key employees, (2) motivate participants to achieve long-term goals, (3) encourage employees to acquire a proprietary interest in the Company through the ownership of Company stock, and (4) reward consultants to the Company who are not employees of the Company ("Consultants").

                        ARTICLE I
                       DEFINITIONS

          When used herein, the following terms shall have the meaning set forth below, unless the context clearly indicates otherwise:

 1.1     "Board" shall mean the Board of Directors of the Company.

 1.2 "Cause" shall mean (a) the conviction of the holder of a Plan Award of a felony or a crime involving moral turpitude or (b) the commission by the holder of a Plan Award of a public or notorious act which subjects the Company to public disrespect, scandal or ridicule and which adversely affects the value of the services to the Company of the holder of the Plan Award.

 1.3     "Change in Control" shall mean:

               (i) any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (other than the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary), becoming the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of
                    1934) directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

               (ii) a majority of the directors elected at any special
                    or annual meeting of stockholders are not individuals nominated by the Company's incumbent Board, or individuals who are members of the Company's Board at any one time shall immediately thereafter cease to constitute a majority of the Board;

              (iii) the approval of the Company's stockholders of the
                    merger or consolidation of the Company with another corporation, the sale of substantially all of the Company's assets or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, at least two-thirds (2/3) of the directors in office immediately prior to such merger or consolidation constitute at least two-thirds (2/3) of the members of the board of directors of the surviving corporation of such merger and consolidation. Notwithstanding anything herein to the contrary, unless specifically provided in advance by the Board, a Change in Control shall not be deemed to have occurred as a result of any event that occurs on or after the date the Company files a voluntary petition to reorganize under Chapter 11 of the United States Bankruptcy Code or to liquidate under chapter 7 of such Code, or following the filing of an involuntary bankruptcy petition against the Company.

 1.4     "Code" shall mean the Internal Revenue Code of 1986, as amended.

 1.5 "Committee" shall mean the Compensation Committee of the Board, as appointed pursuant to Section 2.1 hereof.

 1.6 "Common Stock" shall mean the common stock of the Company, par value $.10 per share.

 1.7     "Company" shall mean PubliCARD, Inc.

 1.8 "Disability" shall mean (a) the definition of "disability" used in any employment agreement between a Participant and the Company or
          (b) for any Optionee who has not entered into an employment agreement with the Company, the inability, by reason of bodily injury or physical or mental disease, or any combination thereof, of the Optionee to perform his customary duties with the Company for a period of ninety (90) days (whether or not consecutive) in any period of one hundred and eighty (180) consecutive days.

 1.9 "Employee" shall mean an officer or other employee of the Company or any Subsidiary.

 1.10 "Fair Market Value" per share of Common Stock as of a particular date shall mean, unless otherwise determined by the Board:

               (i) the closing sales price per share of Common Stock on a national securities exchange for the business day preceding the exercise date on which there was a sale of shares of Common Stock on such exchange;

               (ii) if clause (i) does not apply and the shares of
                    Common Stock are then quoted on the National
                    Association of Securities Dealers Automated
                    Quotation system (known as "NASDAQ"), the closing price per share of Common Stock as reported on such system for the business day preceding the exercise date on which a sale was reported;

              (iii) if clause (i) or (ii) does not apply and the shares
                    of Common Stock are then traded on an over-the-counter market, the closing price per share of Common Stock in such over-the-counter market for the business day preceding the exercise date; or

               (iv) if the shares are not then listed on a national
                    securities exchange or traded in an over-the-counter market, such value as the Board in its discretion may determine.

  1.11 ""Good Reason" shall mean a significant change in the nature or scope of the authorities, powers, functions, or duties normally attached to an Employee's position with the Company.

  1.12 "Grantee" shall mean an Employee or Consultant who is granted an SAR.

  1.13 "ISO" shall mean an Option which meets the requirement of Section 422 of the Code.

  1.14    "NQSO" shall mean an Option that does not qualify as an ISO.

  1.15 "Option" shall mean either an ISO or a NQSO, as the context requires and as reflected in the applicable Option Agreement.

  1.16 "Option Agreement" shall mean an agreement between the Company and an Optionee setting forth the terms of any Option.

  1.17    "Optionee" shall mean the recipient of an Option.

  1.18 "Participant" shall mean any Employee or Consultant to whom a Plan Award of any kind has been made.

  1.19 "Plan Award" shall mean an award of Options, restricted stock, SARs or other equity-based award as the Committee determines.

  1.20    "SAR" shall mean a Stock Appreciation Right granted pursuant to
          Article VI of the Plan.

  1.21 "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  1.22 "Termination of Employment" shall mean the date on which the employment relationship between the Company or any Subsidiary and a Participant terminates for any reason, including, without limitation, resignation, death, disability or retirement, excluding, at the discretion of the Committee, a termination of employment followed immediately by the commencement of a consulting relationship between the Company or a Subsidiary and a former employee.

                        ARTICLE II
                   PLAN ADMINISTRATION

  2.1 Committee. The Plan shall be administered by the Committee which shall consist of at least two members of the Board who shall be appointed by and serve at the pleasure of the Board, provided that each committee member must qualify as an "outside director" as such term is defined in Section 162(m) of the Code, unless the Board determines otherwise, in its sole discretion. Any vacancies in the Committee shall be filled by the Board. Committee members may resign at any time by delivering thirty (30) days' advance written notice to the Board, and may be removed by the Board at any time for any reason.

  2.2 Duties and Powers of the Committee. The Committee shall adopt rules and regulations for carrying out the administration of the Plan as it deems appropriate. The Committee shall have the power and the authority to interpret and construe the Plan and the agreements pursuant to which Plan Awards are made, and any interpretation and decision by the Committee with regard to any question or matter arising under the Plan shall be final and binding on all persons. Subject to the provisions hereof, the Committee from time to time shall determine the terms and conditions of all Plan Awards, including, but not limited to: (a) selecting the persons to whom Plan Awards are granted,
          (b) determining whether the Plan Award to any individual should be Options, SARs, Restricted Stock or any combination thereof, and the number of Options, SARs and shares of Restricted Stock to be granted to any Employee or consultant, (c) determining the time or times at which Plan Awards shall be granted, (d) determining the duration of each Plan Award, (e) imposing any restrictions applicable to Plan Awards, and (f) imposing any other terms and conditions it deems appropriate for Plan Awards. The Committee also shall have the authority and discretion to determine the extent to which Plan Awards will be structured in order to comply with Section 162(m) of the Code.

  2.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all Committee members.

  2.4 Compensation. Members of the Committee shall receive such compensation for their services as may be determined by the Board, in its sole discretion. All expenses and liabilities which any member of the Committee incurs in connection with administering the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons to assist them, and shall be entitled to rely on the advice of such persons.

                       ARTICLE III
                SHARES SUBJECT TO THE PLAN

  3.1     Shares of Stock Subject to the Plan.  (a)  Except as provided in
          Section 10, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Plan Awards shall not exceed 3,000,000 which may be authorized and unissued shares or previously issued shares acquired by the Company and held in treasury, or any combination thereof. Any shares subject to a Plan Award which for any reason terminates, expires, or is forfeited may be subject to a new Plan Award, to the extent consistent with applicable law. If an Option or related SAR is exercised for stock, the shares covered by such Option or SAR shall not thereafter be available for grant pursuant to the Plan.

          (b) The maximum number of shares of common stock that may be issued with respect to Options intended to be ISOs shall be 3,000,000. The maximum number of Options that may be granted to any individual in any year shall be 500,000.

                        ARTICLE IV
                           TERM

  4.1     Term.  All Plan Awards must be made within ten years from August
          4, 1999.


                        ARTICLE V
                      STOCK OPTIONS

  5.1 Terms of Options. At the time an Option is granted, the Committee shall determine (a) the number of Options to be granted,
          (b) whether the Options are to be ISOs or NQSOs, (c) the exercise price of each Option, provided that the exercise price of any Option that is intended to be an ISO shall be at least equal to the Fair Market Value of the Common Stock on the date of grant; not less than 110% of Fair Market Value in the case of a grant to an Employee who owns more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "10% Stockholder"), and (d) subject to Section 5.3 hereof, the period during which an Option shall vest, and become exercisable; provided, however, that no Option shall be exercisable after the tenth (10th) anniversary of the date on which it was granted (the fifth (5th) anniversary in the case of an ISO granted to a 10% Stockholder). Notwithstanding the foregoing or anything else herein to the contrary, the Committee may, in its sole discretion and subject to whatever terms and conditions it deems appropriate, accelerate the exercisability of an Option at any time.

  5.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon the Optionee's delivery to the Secretary of the Company of: (a) a written notice of exercise, delivered in person or by first class mail to the Secretary of the Company at the Company's principal executive office, in the form prescribed by the Committee and executed by the Optionee or such person as is then authorized to exercise the Option, (b) payment in full of the exercise price in cash, by check, or, if the Committee so permits, by transferring previously owned shares of Common Stock (valued at Fair Market Value on the exercise date), or any combination thereof, (c) such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars, and (d) in the event that the Option shall be exercised pursuant to Section 5.3 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option. Not less than one hundred (100) shares may be purchased at any time upon the exercise of an Option unless the number of shares of Common Stock so purchased constitutes the total number of shares then purchased under the Option or the Committee determines otherwise in its sole discretion.

  5.3 Exercisability Following Termination of Employment. Subject to the Committee's discretion, following an Optionee's Termination of Employment, his or her Options shall be exercisable as follows:

          (a) Any Option which is not exercisable on the date of such Termination of Employment shall not be exercisable thereafter.

          (b) If an Optionee voluntarily resigns without Good Reason or is terminated for Cause, all Options shall terminate as of the day before the date of the Optionee's Termination of Employment, whether then exercisable or not.

          (c) If an Optionee's Termination of Employment is due to death, Disability, or retirement on or after reaching age 60, any exercisable Option held by the Employee shall remain exercisable for their original term, provided that (i) any ISOs must be exercised within ninety (90) days following Termination of Employment by reason of death or retirement and one (1) year following Termination by reason of Disability; and (ii) any Option intended to be an ISO that is not exercised within such period shall be treated as an NQSO and shall remain exercisable for its original term.

          (d) Upon an Optionee's Termination of Employment for any other reason, any exercisable Options shall remain exercisable for a period of thirty (30) days from the date of his Termination of Employment, but not later than the original expiration date of the Option, and shall thereafter terminate.

          (e) Upon a Change in Control of the Company, all Options held by an Optionee that are not then exercisable shall become exercisable immediately, and shall remain exercisable for their original term.

  5.4 Exercisability Following Termination of Consulting Arrangement. Upon the termination of a consulting arrangement for any reason, any Options then held by a consultant that are not exercisable shall expire on such date and any Options that are then exercisable shall remain exercisable for thirty (30) days following such termination and may not thereafter be exercised, provided that such termination was not due to the misfeasance or nonfeasance of the consultant, in which case all Options shall be void and no longer exercisable as of the date of termination of the arrangement.

  5.5 Option Agreements. Each Option shall be evidenced by a written stock option agreement in such form, not inconsistent with the Plan, as the Committee shall approve from time to time, in its sole discretion, which agreements need not be identical, and shall be subject to such terms and conditions as the Committee may prescribe, consistent with this Plan.

  5.6 Reload Options. The Committee shall have the authority (but not the obligation) to include within any Option Agreement a provision entitling the Optionee to a further Option (a "Reload Option") if the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock held by the Optionee in accordance with the terms and conditions of the Option Agreement. Any such Reload Option shall not be an ISO; shall be for a number of shares equal to the number of surrendered shares; shall have an exercise price equal to the Fair Market Value of the Common Stock on the date of exercise of the original Option; shall become exercisable if the purchased shares are held for a period of time established by the Committee; and shall be subject to such other terms and conditions as the Committee, in its sole discretion, may determine.

  5.7 Conditions to Issuance of Stock Certificate. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole and absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole and absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

  5.8 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                        ARTICLE VI
                STOCK APPRECIATION RIGHTS

  6.1 Grant of Stock Appreciation Rights. The Committee may grant a Stock Appreciation Right (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. An SAR shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose, and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether an SAR is to qualify as performance-based compensation as described in Section 162(m) of the Code, and Stock Appreciation Right Agreements evidencing SARs intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition to the grant of an SAR that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock, SARs, or other rights which have been previously granted to him under this Plan or otherwise. An SAR, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

  6.2     Characteristics of Stock Appreciation Rights.

          (a) A SAR that is granted in connection with a particular Option (i) may be granted for no more than the number of shares of Common Stock subject to such Option, (ii) shall be exercisable only when and to the extent the related Option is exercisable, and (iii) shall entitle the Grantee (or other person entitled to exercise the Option) to surrender to the Company the unexercised portion of any then exercisable Option to which such SAR relates and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the exercise price of the Option from the Fair Market Value of a share of Common Stock on the date of exercise of the SAR by the number of shares of Common Stock with respect to which the SAR shall have been exercised, subject to any limitations the Committee may impose.

          (b) A SAR (i) which is independent of and not related to an Option shall be exercisable in such installments as the Committee may determine; shall cover such number of shares of Common Stock as the Committee may determine; subject to
               Section 6.3, shall be exercisable only while the grantee is an Employee or a Consultant, and (ii) such SAR shall entitle the Grantee (or other person entitled to exercise the SAR) to exercise all or a specified portion of the SAR and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the price per share at which the SAR was granted from the Fair Market Value of a share of Common Stock on the date of exercise of the SAR by the number of shares of Common Stock with respect to which the SAR shall have been exercised, subject to any limitations the Committee may impose.

  6.3 Exercise Following Termination of Employment and Consultancy. Subject to the Committee's discretion, (i) an Employee whose employment terminates while he or she is holding exercisable SARs shall be entitled to exercise such SARs for the same period as exercisable Options may be exercised pursuant to Section 5.3(a)-
          (f) hereof (whether or not any such SARs were awarded in connection with any Option), and (ii) any SARs held by a consultant, whether or not exercisable, shall terminate on the date the consultancy arrangement terminates, unless the Committee determines otherwise.

                       ARTICLE VII
                     RESTRICTED STOCK

  7.1     Award of Restricted Stock

          (a) The Committee shall from time to time, in its sole and absolute discretion, (i) determine the purchase price, if any, and form of payment for Restricted Stock; provided, however, that the purchase price shall be no less than the par value of the Common Stock at the time an award is made, and (ii) determine any other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

          (b) Upon the selection of an Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

          (c) Notwithstanding the foregoing or anything to the contrary herein, each Restricted Stock Agreement shall provide that, upon a Change in Control, any restrictions on Restricted Stock held by a Participant shall lapse and be of no further force or effect, and the holder thereof shall be treated as the owner of such Stock thereafter.

  7.2 Restrictions. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement.
          Restricted Stock may not be sold or encumbered until all restrictions terminate or expire.

  7.3 Termination of Employment. Except as otherwise expressly provided for herein, any shares of Restricted Stock which are subject to restriction upon an Employee's Termination of Employment with the Company for any reason or when a consulting arrangement terminates, as applicable, shall be forfeited and the Participant shall have no further rights to or with respect to such shares.

  7.4 Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock Agreement that upon a Termination of Employment or, if applicable, upon a termination of any consulting relationship between the restricted stockholder and the Company, the Company shall have the right but not the obligation, to purchase any Restricted Stock held by such employee or consultant at a cash price per share equal to the price paid by the Employee or consultant for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or termination of consultancy without Cause, or because of retirement, death, disability, or otherwise.

  7.5 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

  7.6 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed. While such shares are held by the escrow holder, the Participant shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to any restrictions among other shareholders of Common Stock, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.2.

  7.7 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                       ARTICLE VIII
        ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

  8.1 Capital Adjustments. (a) If dividends payable in Common Stock during any fiscal year of the Company exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such fiscal year, or if there is during any fiscal year of the Company one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease of more than 5% of the shares outstanding at the beginning of the year, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, the number of shares subject to SARs and the related Fair Market Value thereof as of the date of grant shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Options theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

          (b) Merger or Consolidation. If the Company is merged or consolidated with or into another corporation, or if the Common Stock or substantially all of the Company's assets are exchanged for the stock of another corporation, or in case of a reorganization or liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the protection of any Plan Awards by the substitution on an equitable basis of appropriate stock or other property of the Company, or appropriate stock or other property of the merged, consolidated, or otherwise reorganized corporation, provided only that such substitution of options or other property shall comply with the requirements of Section 424 of the Code for ISOs, or (ii) terminate all restrictions relating to Restricted Stock awards and give written notice to Optionees that their Options and any SARs or other Plan Award, will become immediately exercisable, notwithstanding any waiting period or other restriction otherwise prescribed by the Committee, and must be exercised within a stated period of the date of such notice or they will be terminated.

                        ARTICLE IX
          TERMINATION AND AMENDMENT OF THE PLAN

  9.1 (a) The Committee shall have the right to amend or suspend the Plan, in whole or in part, or to terminate the Plan at any time; provided, however, that no such action shall effect or in any way impair the rights of a recipient under any Plan Award theretofore granted; and, provided further, that, except as provided in
          Article VIII, unless first duly approved by the stockholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, or by a consent of stockholders, no amendment or change shall be made in the Plan that: (a) increases the total number of shares which may be issued or transferred under the Plan; (b) changes the purchase price hereinbefore specified for the shares subject to options;
          (c) extends the period during which Plan Awards may be granted or exercised; or (d) changes the designation of persons eligible to receive Plan Awards.

          (b) Termination Date The Plan shall, in all events, terminate on August 3, 2009, or on such earlier date as the Board of Directors may determine. Any Option or SAR outstanding at the termination date shall remain outstanding until it has either expired or has been exercised. Any Restricted Stock outstanding at the termination date shall remain subject to the terms of the Plan until the restrictions thereon shall have lapsed.

                        ARTICLE X
                 MISCELLANEOUS PROVISIONS

  10.1 Effective Date. The Plan shall become effective August 4, 1999, the date of its adoption by the Board of Directors, subject, however, to approval by the stockholders of the Company within twelve (12) months next following such Effective Date; and if such approval is not obtained, the Plan and any and all Plan Awards granted during such interim period shall terminate and be of no further force or effect.

  10.2 Rights as an Employee. Nothing in the Plan, the grant or holding of a Plan Award, or in any agreement entered into pursuant to the Plan shall confer to any holder of Plan Award any right to continue in the employ of the Company or Subsidiary or to continue a consulting arrangement with the Company or any Subsidiary, or interfere in any way with the right of the Company or any parent or Subsidiary of the Company to terminate a Participant's employment or a consulting arrangement at any time.

  10.3 Withholding. It shall be a condition to the performance of the Company's obligation with respect to any Plan Award that a Participant pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issuance, vesting or exercise of any Plan Award, including any Federal, state, or local withholding taxes.

  10.4 Ownership and Transfer Restrictions. The Committee, in its sole and absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate, any such restriction shall be set forth in the Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an ISO within (a) two years from the date of granting such ISO to such Employee, or (b) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition. Notwithstanding the foregoing, with the consent of the Committee and subject to such requirements as it shall determine, a Participant may transfer an Option for no consideration to or for the benefit of his spouse, parents, children (including step- and adoptive children) and grandchildren, or to a trust for the benefit of such individuals, or to a partnership or limited liability company for one or more such individuals.

  10.5 Rights as a Stockholder. Subject to Section 7.5, a recipient of a Plan Award (other than a restricted stock award) shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to him for such shares, and, except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

  10.6 Non-Assignability of Plan Awards. Except as set forth in Section 10.4, no Plan Award shall be sold, pledged, assigned or transferred by the recipient, except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order," as such term is defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. During the lifetime of a recipient, Plan Awards shall be exercisable only by him or his personal representative or guardian, except that an Option transferred pursuant to a "qualified domestic relations order" may be exercised by the transferee. No Plan Award or interest therein may be sold, pledged, attached, or otherwise encumbered other than in favor of the Company, and no Plan Award shall be liable for the debts, contracts or engagements of the holder of a Plan Award or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, encumbrance, assignment or any other means whether such disposition may be voluntary or involuntary or by operation of law or judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempt to do so shall be null and void and of no force or effect.

  10.7 Leave of Absence. In the case of a holder of a Plan Award on an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide for continuation of Plan Awards during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate.

  10.8 Other Restrictions. Each Plan Award shall be subject to the requirement that, if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the issue, transfer, or purchase of shares thereunder, such Plan Award may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company shall not be obligated to sell or issue any shares of Common Stock in any manner in contravention of the Securities Act of 1933, as amended, or any state securities law.

  10.9 Governing Law. This Plan and any agreements hereunder shall be interpreted and enforced under the internal laws of the State of New York without regard to conflicts of law thereof.

  10.10 No Waiver. No modification or waiver of any of the provisions of this Plan shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

                                              Appendix II

                     PubliCARD, INC.
                  1999 STOCK OPTION PLAN
                FOR NON-EMPLOYEE DIRECTORS


          1.   Purpose.

          The purpose of the Plan is to promote the interests of the Company and its shareholders by increasing the proprietary and personal interest of non- employee members of the Board in the growth and continued success of PubliCARD, Inc. (the "Company") by granting them Options to purchase shares of the Company's stock.

          2.   Definitions.

          Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

          "Board" shall mean the Board of Directors of the Company.

          "Change in Control" shall mean the occurrence of any of the following:

                     i. any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (other than the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary), becoming the beneficial owner, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities;

                     ii. a majority of the directors elected at any special or annual meeting of stockholders are not individuals nominated by the Company's incumbent Board, or individuals who are members of the Company's Board at any one time shall immediately thereafter cease to constitute a majority of the Board;

                     iii. the approval of the Company's stockholders of the merger or consolidation of the Company with another corporation, the sale of substantially all of the Company's assets or the liquidation or dissolution of the Company, unless, in the case of a merger or consolidation, at least two-thirds (2/3) of the directors in office immediately prior to such merger or consolidation constitute at least two-thirds (2/3) of the members of the board of directors of the surviving corporation of such merger and consolidation. Notwithstanding anything herein to the contrary, unless specifically provided in advance by the Board, a Change in Control shall not be deemed to have occurred as a result of any event that occurs on or after the date the Company files a voluntary petition to reorganize under Chapter 11 of the United States Bankruptcy Code or to liquidate under chapter 7 of such Code, or following the filing of an involuntary bankruptcy petition against the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Company" shall mean PubliCARD, Inc., a Delaware corporation, and any successor corporation.

          "Disability" shall mean (a) the definition of "disability" used in any employment agreement between an Optionee and the Company, or (b) for any Optionee who has not entered into an employment agreement with the Company, the inability, by reason of bodily injury or physical or mental disease, or any combination thereof, of the Optionee to perform his customary duties with the Company for a period of ninety (90) days (whether or not consecutive) in any period of one hundred and eighty (180) consecutive days.

          "Fair Market Value" per Share as of a particular date shall mean, unless otherwise determined by the Board:

                     iv. the closing sales price per Share on a national securities exchange for the business day preceding the exercise date on which there was a sale of Shares on such exchange;

                     v. if clause (i) does not apply and the Shares are then quoted on the National Association of Securities Dealers Automated Quotation system (known as "NASDAQ"), the closing price per Share as reported on such system for the business day preceding the exercise date on which a sale was reported;

                     vi. if clause (i) or (ii) does not apply and the Shares are then traded on an over-the-counter market, the closing price for the Shares in such over-the-counter market for the business day preceding the exercise date; or

                     vii. if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board in its discretion may determine.

          "Non-employee Director" shall mean a member of the Board who is not an employee of the Company.

          "Option" shall mean an option to purchase Shares granted pursuant to the Plan. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of Section 422 of the Code.

          "Option Agreement" shall mean an Option Agreement to be entered into between the Company and an Optionee, which shall set forth the terms and conditions of the Options granted to such Optionee.

          "Participant" shall mean a Non-employee Director who is granted an Option under the Plan.

          "Plan" shall mean this PubliCARD, Inc. 1999 Stock Option Plan for Non-employee Directors, as hereinafter amended from time to time.

          "Share" shall mean a share of the Company's common stock, .10 par value.

          3.   Shares Subject to the Plan.

               a. Shares Subject to the Plan. Subject to adjustment as set forth in Section 3(b), the maximum number of Shares that may be issued or transferred pursuant to Options under this Plan shall be 750,000 which may be authorized but unissued Shares or Shares held in the Company's treasury, or a combination thereof. Any Shares subject to an Option that cease to be subject thereto may again be the subject of Options hereunder.

               b. Changes in Company's Shares. In the event the Board determines that any stock dividend, extraordinary cash dividend, recapitali-zation, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares, or other similar corporate event, affects the value of the Shares such that an adjustment is required in order to preserve the benefits or potential benefits available under this Plan, the Board shall have the right, in its sole discretion, and in such manner as it may deem equitable, to: (x) adjust the number and kind of Shares available for issuance pursuant to the Plan and subject to outstanding Options, and (y) adjust the grant or exercise price with respect to any Option or (z) make provision for a cash payment to an Optionee or a person who has an outstanding Option (in an amount equal to the then difference between the exercise price and the Fair Market Value of a Share).

          4.   Participation.

          Each Non-employee Director shall be a participant in the Plan.

          5.   Terms of Options and Shares.

               a. Terms. The Options granted hereunder shall have the following terms and conditions:

                     i. Exercise Price. The exercise price of any Option shall be one hundred percent (100%) of the Fair Market Value of a Share as of the date the Option is granted.

                     ii. Term. Subject to the discretion of the Board, the term of an Option shall be five years from the date it is granted.

                     iii. Vesting. An Option shall become exercisable at the discretion of the Board, as embodied in the Option Agreement covering such Option, provided, however, that any Options that are not exercisable prior to a Change in Control shall become exercisable on the date of such Change in Control and shall remain exercisable for the remainder of the Term thereof.

                     iv. Number. Each current Non-employee Director shall receive an Option grant of 30,000 Shares as of the Effective Date and an additional grant of 30,000 Shares each calendar year thereafter so long as he remains a Non-employee Director. Any individual who is not an employee of the Company who is elected to the Board after the Effective Date shall receive an Option to purchase (a) 30,000 shares as soon as practicable after such election and (b) an additional 30,000 shares in each calendar year thereafter so long as he remains a Non-employee Director. Notwithstanding the foregoing, the Board shall have the discretion to grant additional Options to any Participant at such times, in such amounts, and subject to such other terms and conditions, as it deems appropriate.

               b. Termination of Service. All outstanding Options held by an Optionee shall terminate immediately if such individual ceases to be a member of the Board for any reason other than death, retirement on or after age 65, or Disability. If an Optionee ceases to be a member of the Board due to death, retirement on or after age 65, or Disability, all outstanding Options held by such Optionee that are exercisable on such date shall remain exercisable for their Term, and shall thereafter terminate.

               c. Option Agreement. Options shall be granted only pursuant to a written Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Board shall determine, consistent with the Plan.

               d.   Non-Transferability.     No Option granted under the
 Plan shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

               e.   Method of Exercise.      The exercise of an Option
 shall be made only by a written notice delivered in person or by first class mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by full payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Board and upon such terms and conditions as the Board shall approve, by transferring previously owned Shares to the Company, or any combination thereof. Any Shares transferred to the Company as payment of the exercise price shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Board, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than one hundred (100) Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option or the Board determines otherwise in its sole discretion.

               f. Rights as Stockholder. No Optionee shall be deemed for any purpose to be or to have the rights and privileges of the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, and (b) the Company shall have issued the Shares to the Optionee.

          6.   Administration.

          The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall be authorized to interpret and construe the Plan and the Option Agreements, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan and to carry out its purpose. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Secretary shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes thereof.

          7.   Other Provisions.

               a. Effective Date. The Plan shall become effective as of August 4, 1999, (the "Effective Date"), subject, however, to approval by the shareholders of the Company within twelve (12) months next following the Effective Date, and, if such approval is not obtained, any Option grants made hereunder shall terminate and be of no further force or effect.

               b.   Amendment, Suspension or Termination of the Plan.
 The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided, however, that, except as provided in Section 3(b), no amendment, suspension nor termination shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted, and provided, further, that unless first duly approved by the stockholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose or by a consent of stockholders, no amendment or change shall be made in the Plan that: (a) increases the total number of shares which may be issued or transferred under the Plan or; (b) changes the exercise price for an Option. No Options may be granted during any period of suspension nor after termination of the Plan, and in no event may any awards be granted under the Plan after August 3, 2009, on which date the Plan shall terminate unless earlier terminated by action of the Board.

               c. Governing Law. The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof.

               d.   Regulations and Other Approvals.   i.  The obligation
 of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

                     ii. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority.

                     iii. Each Option is subject to the requirement that, if at any time the Board determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Board.

                     iv. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Board may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. the certificate for such shall include any legend that the Board deems appropriate to reflect any restrictions on transfer.

               e. Withholding of Taxes. No later than the date as of which an amount first becomes includable in the gross income of an Optionee for federal income tax purposes with respect to Options granted under this Agreement, the Optionee shall pay to the Company, or the Optionee (or his designated beneficiary) shall make arrangements satisfactory to the Company regarding the payment of, any federal, estate, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Agreement shall be conditioned on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the employee.

               f. Titles; Construction. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

                          PUBLICARD, INC.
                                 PROXY
                 PROXY SOLICITED BY BOARD OF DIRECTORS
                for the Annual Meeting of Shareholders

  The undersigned hereby appoints HARRY I. FREUND and JAY S. GOLDSMITH or either of them, with full power of substitution, proxies to vote, unless such authority is withheld, all shares registered in the name of the undersigned of Common Stock of PubliCARD, Inc. (the "Company") that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Peninsula Hotel, 700 Fifth Avenue, New York, New York at 10:00 a.m. on December 13, 1999, and any adjournments thereof, with all powers the undersigned would possess if personally present, for the election of directors and on all other matters described in the Proxy Statement or which otherwise come before the Meeting in the discretion of the Board of Directors.

  This Proxy when properly executed will be voted in the manner directed herein. If no instruction to the contrary is indicated, this Proxy will be voted FOR the election of the Directors named in proposal 1 and FOR proposals 2, 3 and 4.


1. ELECTION OF DIRECTORS: Harry I. Freund, Jay S. Goldsmith, Clifford B. Cohn, David L. Herman, Jan-Erik Rottinghuis, L.G. Schafran and Hatim A. Tyabji

 __ FOR all nominees listed above (except as marked to the contrary hereon).

 __ WITHHOLD AUTHORITY to vote for all nominees listed hereon.

 (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


 2. To consider and act upon a proposal to approve the Company's 1999 Long Term Incentive Plan

            __ FOR            __ AGAINST          __ ABSTAIN

 3. To consider and act upon a proposal to approve the Company's 1999 Stock Option plan for Non-employee Directors.

            __ FOR            __ AGAINST          __ ABSTAIN

 4. To ratify the selection of Arthur Andersen LLP as auditors for the fiscal year ending December 31, 1999.

            __ FOR            __ AGAINST          __ ABSTAIN

 5. In their discretion, to act upon such other business as may properly be brought before the Meeting or any adjournment thereof.

          (Continued and to be signed and dated on the reverse side.)









                                        NOTE:  Your signature should
                                        conform with your name as it
                                        appears hereon.  If signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give
                                        your full title as such.  If stock
                                        is owned by a partnership or
                                        corporation, please indicate your
                                        capacity in signing the Proxy.  If
                                        stock is held in joint ownership,
                                        all co-owners must sign.


                                        __________________________________
                                        Signature

                                        __________________________________
                                        Signature if held jointly


                                        Dated:___________________________,
                                        1999.



                                       PLEASE MARK, DATE, SIGN AND
                                       RETURN THE PROXY CARD
                                       PROMPTLY USING THE
                                       ENCLOSED ENVELOPE.

   P
   R
   O
   X
   Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.